Emerson Reports Fourth Quarter and Full Year 2025 Results;
Provides Initial 2026 Outlook
ST. LOUIS (November 5, 2025) - Emerson (NYSE: EMR) today reported results1 for its fourth quarter and fiscal year ended September 30, 2025. Emerson also declared a 5% quarterly cash dividend increase to $0.555 per share of common stock payable December 10, 2025 to stockholders of record November 14, 2025. Additionally, Emerson announced that its Board of Directors authorized the company to repurchase up to 50 million shares of its common stock. This is in addition to the authorization approved in March 2020, to repurchase 60 million shares of common stock, which has approximately 20 million shares remaining.

(dollars in millions, except per share)	2024 Q4	2025 Q4	Change	2024	2025	Change
Underlying Orders[2]			6%			4%
Net Sales	$4,619	$4,855	5%	$17,492	$18,016	3%
Underlying Sales[3]			4%			3%
Pretax Earnings	$679	$796		$2,020	$2,934
Margin	14.7%	16.4%	170 bps	11.5%	16.3%	480 bps
Adjusted Segment EBITA[4]	$1,210	$1,333		$4,552	$4,975
Margin	26.2%	27.5%	130 bps	26.0%	27.6%	160 bps
GAAP Earnings Per Share	$0.97	$1.12	15%	$2.82	$4.03	43%
Adjusted Earnings Per Share[5]	$1.48	$1.62	9%	$5.49	$6.00	9%
Operating Cash Flow	$1,073	$1,011	(6)%	$3,317	$3,676	11%
Free Cash Flow	$905	$843	(7)%	$2,898	$3,245	12%
Management Commentary
"Emerson delivered a solid fiscal 2025, marked by continued margin expansion, robust cash generation and strong execution. The dedication of our global teams was instrumental in driving our performance and advancing Emerson's position as the leading automation company," said Emerson President and Chief Executive Officer Lal Karsanbhai. "We are proud of the meaningful progress we have made integrating AspenTech and of completing the Test & Measurement integration – delivering on our commitment to achieve $200M of run-rate cost synergies."
Karsanbhai continued, “Our portfolio is aligned with long-term secular trends positioned to drive sustainable growth into the future. These trends have driven mid-single-digit underlying orders growth for three consecutive quarters, supporting our sales expectations for 2026 and beyond. We remain confident in our operational execution and ability to return cash to shareholders, accelerating further value creation."
2026 Outlook
The following tables summarize the fiscal year 2026 guidance framework. As we pivot capital allocation to returning cash to shareholders, the 2026 outlook assumes returning ~$2.2B through ~$1B of share repurchases and ~$1.2B of dividends.

	2026 Q1	2026
Net Sales Growth	~4%	~5.5%
Underlying Sales Growth	~2%	~4%
Earnings Per Share	~$0.98	$4.73 - $4.93
Amortization of intangibles	~$0.35	~$1.42
Restructuring and related costs	~$0.05	~$0.15
Acquisition/divestiture fees and related costs	~$0.02	~$0.05
Adjusted Earnings Per Share	~$1.40	$6.35 - $6.55
Operating Cash Flow		$4.0B - $4.1B
Free Cash Flow		$3.5B - $3.6B
Share Repurchase		~$1.0B
1 Results are presented on a continuing operations basis.
2 Underlying orders do not include AspenTech.
3 Underlying sales exclude the impact of currency translation, and significant acquisitions and divestitures.

4 Adjusted segment EBITA represents segment earnings less restructuring and intangibles amortization expense.
5 Adjusted EPS excludes intangibles amortization expense, restructuring and related costs, acquisition/divestiture gains, losses, fees and related costs, and discrete taxes.
Conference Call
Today, beginning at 7:30 a.m. Central Time / 8:30 a.m. Eastern Time, Emerson management will discuss the fourth quarter and fiscal year 2025 results during an investor conference call. Participants can access a live webcast available at https://ir.emerson.com at the time of the call. A replay of the call will be available for 90 days. Conference call slides will be posted in advance of the call on the company website.
Upcoming Event
Emerson will hold an in-person and virtual investor conference on Thursday, Nov. 20 in New York City. A live webcast of the investor conference will begin at 8:00 a.m. Central Time / 9:00 a.m. Eastern Time. A link to register and attend the webcast is available at https://ir.emerson.com/. The webcast will remain available for 90 days.
About Emerson
Emerson (NYSE: EMR) is a global industrial technology leader that provides advanced automation. With an unmatched portfolio of intelligent devices, controls systems, and industrial software, Emerson delivers solutions that automate and optimize business performance. Headquartered in Saint Louis, Missouri, Emerson combines innovative technology with proven operational excellence to power the future of automation. For more information, visit Emerson.com.
Forward-Looking and Cautionary Statements
Statements in this press release that are not strictly historical may be “forward-looking” statements, which represent management’s expectations, based on currently available information. Actual results, performance or achievements could differ materially from those expressed in any forward-looking statement. Any forward-looking statements in this press release speak only as of the date of this press release. Emerson undertakes no obligation to update any such statements to reflect new information or later developments. Examples of risks and uncertainties that may cause our actual results or performance to be materially different from those expressed or implied by forward looking statements include the scope, duration and ultimate impacts of the Russia-Ukraine and other global conflicts, as well as economic and currency conditions, market demand, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, inflation, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. The outlook contained herein represents the Company's expectation for its consolidated results, other than as noted herein.

Emerson uses our Investor Relations website, https://ir.emerson.com, as a means of disclosing information which may be of interest or material to our investors and for complying with disclosure obligations under Regulation
FD. Accordingly, investors should monitor our Investor Relations website, in addition to following our press releases,
SEC filings, public conference calls, webcasts and social media. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.
Contacts

Investors:	Media:
Colleen Mettler	Joseph Sala / Greg Klassen / Connor Murphy
(314) 553-2197	Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

(tables attached)

				Table 1
EMERSON AND SUBSIDIARIES
CONSOLIDATED OPERATING RESULTS
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

	Quarter Ended September 30,		Year Ended September 30,

	2024	2025	2024	2025

Net sales	$4,619	$4,855	$17,492	$18,016
Costs and expenses:
Cost of sales	2,248	2,335	8,607	8,497
SG&A expenses	1,315	1,330	5,142	5,103
Gain on subordinated interest	—	—	(79)	—
Loss on Copeland note receivable	—	—	279	—
Other deductions, net	359	302	1,434	1,245
Interest expense, net	18	92	175	237
Interest income from related party[1]	—	—	(86)	—
Earnings from continuing operations before income taxes	679	796	2,020	2,934
Income taxes	149	160	415	696
Earnings from continuing operations	530	636	1,605	2,238
Discontinued operations, net of tax	438	1	350	8
Net earnings	968	637	1,955	2,246
Less: Noncontrolling interests in subsidiaries	(28)	—	(13)	(47)
Net earnings common stockholders	$996	$637	$1,968	$2,293

Earnings common stockholders
Earnings from continuing operations	$558	$636	$1,618	$2,285
Discontinued operations	438	1	350	8
Net earnings common stockholders	$996	$637	$1,968	$2,293

Diluted avg. shares outstanding	573.9	565.5	574.0	566.7

Diluted earnings per share common stockholders
Earnings from continuing operations	$0.97	$1.12	$2.82	$4.03
Discontinued operations	0.76	—	0.61	0.01
Diluted earnings per common share	$1.73	$1.12	$3.43	$4.04

	Quarter Ended September 30,		Year Ended September 30,

	2024	2025	2024	2025
Other deductions, net
Amortization of intangibles	$266	$208	$1,077	$884
Restructuring costs	58	66	228	136
Other	35	28	129	225
Total	$359	$302	$1,434	$1,245
[1] Represents interest on the Copeland note receivable.

		Table 2
EMERSON AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(DOLLARS IN MILLIONS, UNAUDITED)

	Year Ended Sept 30,
	2024	2025
Assets
Cash and equivalents	$3,588	$1,544
Receivables, net	2,927	3,101
Inventories	2,180	2,213
Other current assets	1,497	1,725
Total current assets	10,192	8,583
Property, plant & equipment, net	2,807	2,871
Goodwill	18,067	18,193
Other intangible assets	10,436	9,458
Other	2,744	2,859
Total assets	$44,246	$41,964

Liabilities and equity
Short-term borrowings and current
maturities of long-term debt	$532	$4,797
Accounts payable	1,335	1,384
Accrued expenses	3,875	3,616
Total current liabilities	5,742	9,797
Long-term debt	7,155	8,319
Other liabilities	3,840	3,550
Equity
Common stockholders' equity	21,636	20,282
Noncontrolling interests in subsidiaries	5,873	16
Total equity	27,509	20,298
Total liabilities and equity	$44,246	$41,964

		Table 3
EMERSON AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(DOLLARS IN MILLIONS, UNAUDITED)

	Year Ended Sept 30,
	2024	2025
Operating activities
Net earnings	$1,955	$2,246
Earnings from discontinued operations, net of tax	(350)	(8)
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	1,689	1,518
Stock compensation	260	263
Amortization of acquisition-related inventory step-up	231	—
Pension expense (income)	(79)	(12)
Pension funding	(38)	(46)
Changes in operating working capital	(151)	(9)
Gain on subordinated interest	(79)	—
Loss on Copeland note receivable	279	—
Other, net	(400)	(276)
Cash from continuing operations	3,317	3,676
Cash from discontinued operations	15	(578)
Cash provided by operating activities	3,332	3,098

Investing activities
Capital expenditures	(419)	(431)
Purchases of businesses, net of cash and equivalents acquired	(8,342)	(37)
Proceeds from subordinated interest	79	—
Other, net	(114)	(125)
Cash from continuing operations	(8,796)	(593)
Cash from discontinued operations	3,436	—
Cash used in investing activities	(5,360)	(593)

Financing activities
Net increase (decrease) in short-term borrowings	(15)	1,110
Proceeds from short-term borrowings greater than three months	322	8,008
Payments of short-term borrowings greater than three months	(327)	(4,918)
Proceeds from long-term debt	—	1,544
Payments of long-term debt	(547)	(503)
Dividends paid	(1,201)	(1,192)
Purchases of common stock	(435)	(1,167)
AspenTech purchases of common stock	(208)	—
Purchase of noncontrolling interest	—	(7,244)
Repurchase of AspenTech share awards	—	(76)
Other, net	(44)	(72)
Cash used in financing activities	(2,455)	(4,510)

Effect of exchange rate changes on cash and equivalents	20	(39)
Decrease in cash and equivalents	(4,463)	(2,044)
Beginning cash and equivalents	8,051	3,588
Ending cash and equivalents	$3,588	$1,544

Table 4
EMERSON AND SUBSIDIARIES
SEGMENT SALES AND EARNINGS
(AMOUNTS IN MILLIONS, UNAUDITED)
The following tables show results for the Company's segments on an adjusted segment EBITA basis and are intended to supplement the Company's results of operations, including its segment earnings which are defined as earnings before interest and taxes. The Company defines adjusted segment and total segment EBITA as segment earnings excluding intangibles amortization expense, and restructuring and related expense. Adjusted segment and total segment EBITA, and adjusted segment and total segment EBITA margin are measures used by management and may be useful for investors to evaluate the Company's segments' operational performance.

	Quarter Ended Sept 30,
	2024	2025	Reported	Underlying

Sales
Final Control	$1,167	$1,215	4%	3%
Measurement & Analytical	1,119	1,152	3%	2%
Discrete Automation	643	676	5%	4%
Safety & Productivity	352	360	2%	1%
Intelligent Devices	$3,281	$3,403	4%	3%

Control Systems & Software	995	1,067	7%	6%
Test & Measurement	360	408	13%	12%
Software and Control	$1,355	$1,475	9%	8%

Eliminations	(17)	(23)
Total	$4,619	$4,855	5%	4%

Sales Growth by Geography
Quarter Ended Sept 30,
Americas	6%
Europe	3%
Asia, Middle East & Africa	2%

Table 4 cont.

	Year Ended Sept 30,
	2024	2025	Reported	Underlying

Sales
Final Control	$4,204	$4,380	4%	4%
Measurement & Analytical	4,061	4,143	2%	2%
Discrete Automation	2,506	2,521	1%	1%
Safety & Productivity	1,390	1,356	(2)%	(3)%
Intelligent Devices	$12,161	$12,400	2%	2%

Control Systems & Software	3,935	4,205	7%	7%
Test & Measurement	1,464	1,486	2%	1%
Software and Control	$5,399	$5,691	5%	5%

Eliminations	(68)	(75)
Total	$17,492	$18,016	3%	3%

Sales Growth by Geography
Year Ended Sept 30,
Americas	5%
Europe	(2)%
Asia, Middle East & Africa	3%

Table 4 cont.

	Quarter Ended Sept 30,		Quarter Ended Sept 30,
	2024		2025
	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)
Earnings
Final Control	$271	$305	$310	$335
Margins	23.2%	26.1%	25.6%	27.6%
Measurement & Analytical	295	326	317	348
Margins	26.4%	29.2%	27.5%	30.2%
Discrete Automation	144	154	134	154
Margins	22.3%	23.9%	19.9%	22.9%
Safety & Productivity	78	90	77	89
Margins	22.2%	25.4%	21.0%	24.3%
Intelligent Devices	$788	$875	$838	$926
Margins	24.0%	26.6%	24.6%	27.2%

Control Systems & Software	98	239	181	291
Margins	9.8%	24.0%	17.0%	27.3%
Test & Measurement	(45)	96	(4)	116
Margins	(12.4)%	26.7%	(1.1)%	28.5%
Software and Control	$53	$335	$177	$407
Margins	3.9%	24.7%	12.0%	27.6%

Corporate items and interest expense, net:
Stock compensation	$(57)	$(52)	$(65)	$(55)
Unallocated pension and postretirement costs	37	37	27	27
Corporate and other	(124)	(60)	(89)	(34)
Interest (expense) income, net	(18)	—	(92)	—

Pretax Earnings / Adjusted EBITA	$679	$1,135	$796	$1,271
Margins	14.7%	24.6%	16.4%	26.2%

Supplemental Total Segment Earnings:
Adjusted Total Segment EBITA		$1,210		$1,333
Margins		26.2%		27.5%

	Year Ended Sept 30,		Year Ended Sept 30,
	2024		2025
	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)
Earnings
Final Control	$977	$1,081	$1,081	$1,176
Margins	23.2%	25.7%	24.7%	26.9%
Measurement & Analytical	1,056	1,137	1,112	1,182
Margins	26.0%	28.0%	26.9%	28.5%
Discrete Automation	466	535	469	531
Margins	18.6%	21.3%	18.6%	21.0%
Safety & Productivity	308	341	291	323
Margins	22.2%	24.5%	21.5%	23.8%
Intelligent Devices	$2,807	$3,094	$2,953	$3,212
Margins	23.1%	25.4%	23.8%	25.9%

Control Systems & Software	572	1,107	895	1,388
Margins	14.5%	28.1%	21.3%	33.0%
Test & Measurement	(290)	351	(68)	375
Margins	(19.8)%	24.0%	(4.5)%	25.3%
Software and Control	$282	$1,458	$827	$1,763
Margins	5.2%	27.0%	14.5%	31.0%

Corporate items and interest expense, net:
Stock compensation	(260)	(202)	(263)	(216)
Unallocated pension and postretirement costs	144	144	109	109
Corporate and other	(664)	(168)	(455)	(175)
Gain on subordinated interest	79	—	—	—
Loss on Copeland note receivable	(279)	—	—	—
Interest (expense) income, net	(175)	—	(237)	—
Interest income from related party[1]	86	—	—	—

Pretax Earnings / Adjusted EBITA	$2,020	$4,326	$2,934	$4,693
Margins	11.5%	24.7%	16.3%	26.0%

Supplemental Total Segment Earnings:
Adjusted Total Segment EBITA		$4,552		$4,975
Margins		26.0%		27.6%

[1] Represents interest on the Copeland note receivable.

Table 4 cont.

	Quarter Ended Sept 30,		Quarter Ended Sept 30,
	2024		2025
	Amortization of Intangibles[1]	Restructuring and Related Costs[2]	Amortization of Intangibles[1]	Restructuring and Related Costs[2]
Final Control	$22	$12	$22	$3
Measurement & Analytical	12	19	12	19
Discrete Automation	8	2	8	12
Safety & Productivity	7	5	7	5
Intelligent Devices	$49	$38	$49	$39

Control Systems & Software	126	15	101	9
Test & Measurement	141	—	107	13
Software and Control	$267	$15	$208	$22

Corporate	—	11	—	20
Total	$316	$64	$257	$81

[1] Amortization of intangibles includes $49 and $49 reported in cost of sales for the three months ended September 30, 2024 and 2025, respectively.
[2] Restructuring and related costs includes $6 and $15 of restructuring-related costs for the three months ended September 30, 2024 and 2025, respectively.

	Year Ended Sept 30,		Year Ended Sept 30,
	2024		2025
	Amortization of Intangibles[1]	Restructuring and Related Costs[2]	Amortization of Intangibles[1]	Restructuring and Related Costs[2]
Final Control	$87	$17	$86	$9
Measurement & Analytical	55	26	45	25
Discrete Automation	34	35	32	30
Safety & Productivity	26	7	27	5
Intelligent Devices	$202	$85	$190	$69

Control Systems & Software	512	23	468	25
Test & Measurement	560	81	425	18
Software and Control	$1,072	$104	$893	$43

Corporate	—	55	—	50
Total	$1,274	$244	$1,083	$162

[1] Amortization of intangibles includes $196 and $199 reported in cost of sales for the twelve months ended September 30, 2024 and 2025, respectively.
[2] Restructuring and related costs includes $16 and $26 of restructuring-related costs for the twelve months ended September 30, 2024 and 2025, respectively.

	Quarter Ended Sept 30,
	2024	2025

Depreciation and Amortization
Final Control	$39	$41
Measurement & Analytical	33	45
Discrete Automation	22	23
Safety & Productivity	15	15
Intelligent Devices	109	124

Control Systems & Software	150	123
Test & Measurement	153	120
Software and Control	303	243

Corporate	14	12
Total	$426	$379

	Year Ended Sept 30,
	2024	2025

Depreciation and Amortization
Final Control	$159	$161
Measurement & Analytical	138	140
Discrete Automation	87	87
Safety & Productivity	58	60
Intelligent Devices	442	448

Control Systems & Software	594	550
Test & Measurement	607	476
Software and Control	1,201	1,026

Corporate	46	44
Total	$1,689	$1,518

Table 5

EMERSON AND SUBSIDIARIES
ADJUSTED CORPORATE AND OTHER SUPPLEMENTAL
(AMOUNTS IN MILLIONS, UNAUDITED)
The following table shows the Company's stock compensation and corporate and other expenses on an adjusted basis. The Company's definition of adjusted stock compensation excludes integration-related stock compensation expense. The Company's definition of adjusted corporate and other excludes corporate restructuring and related costs, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. These metrics are useful for reconciling from total adjusted segment EBITA to the Company's consolidated adjusted EBITA.

	Quarter Ended Sept 30,
	2024		2025
Stock compensation (GAAP)	$(57)		$(65)
Integration-related stock compensation expense	5	1	10	3
Adjusted stock compensation (non-GAAP)	$(52)		$(55)

	Quarter Ended Sept 30,
	2024	2025
Corporate and other (GAAP)	$(124)	$(89)
Corporate restructuring and related costs	9	16
Acquisition/divestiture fees and related costs	46	39
Loss on divestiture of business	9	—

Adjusted corporate and other (Non-GAAP)	$(60)	$(34)

	Year Ended Sept 30,
	2024		2025
Stock compensation (GAAP)	$(260)		$(263)
Integration-related stock compensation expense	58	2	47	4
Adjusted stock compensation (non-GAAP)	$(202)		$(216)

	Year Ended Sept 30,
	2024	2025
Corporate and other (GAAP)	$(664)	$(455)
Corporate restructuring and related costs	12	25
Loss on divestiture of businesses	48	—
Acquisition/divestiture fees and related costs	205	255
Amortization of acquisition-related inventory step-up	231	—

Adjusted corporate and other (Non-GAAP)	$(168)	$(175)

[1] Integration-related stock compensation expense relates to NI and includes $2 reported as restructuring costs
[2] Integration-related stock compensation expense relates to NI and includes $43 reported as restructuring costs
[3] Integration-related stock compensation expense relates to NI & AspenTech and includes $4 reported as restructuring costs
[4] Integration-related stock compensation expense relates to NI & AspenTech and includes $25 reported as restructuring costs

Table 6
EMERSON AND SUBSIDIARIES
ADJUSTED EBITA & EPS SUPPLEMENTAL
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)
The following tables, which show results on an adjusted EBITA basis and diluted earnings per share on an adjusted basis, are intended to supplement the Company's discussion of its results of operations herein. The Company defines adjusted EBITA as earnings excluding interest expense, net, income taxes, intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. Adjusted earnings per share excludes intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction-related costs, and certain gains, losses or impairments. Adjusted EBITA, adjusted EBITA margin, and adjusted earnings per share are measures used by management and may be useful for investors to evaluate the Company's operational performance.

	Quarter Ended Sept 30,
	2024	2025

Pretax earnings	$679	$796
Percent of sales	14.7%	16.4%
Interest expense, net	18	92
Amortization of intangibles	316	257
Restructuring and related costs	64	81
Acquisition/divestiture fees and related costs	49	45
Loss on divestiture of business	9	—
Adjusted EBITA	$1,135	$1,271
Percent of sales	24.6%	26.2%

	Quarter Ended Sept 30,
	2024	2025

GAAP earnings from continuing operations per share	$0.97	$1.12

Amortization of intangibles	0.35	0.35
Restructuring and related costs	0.08	0.11
Acquisition/divestiture fees and related costs	0.06	0.06
Loss on divestiture of business	0.02	—
Discrete taxes	—	(0.02)

Adjusted earnings from continuing operations per share	$1.48	$1.62

	Year Ended Sept 30,
	2024	2025

Pretax earnings	$2,020	$2,934
Percent of sales	11.5%	16.3%
Interest expense, net	175	237
Interest income from related party[1]	(86)	—
Amortization of intangibles	1,274	1,083
Restructuring and related costs	244	162
Acquisition/divestiture fees and related costs	220	277
Amortization of acquisition-related inventory step-up	231	—
Loss on Copeland note receivable	279	—
Loss on divestiture of businesses	48	—
Gain on subordinated interest	(79)	—
Adjusted EBITA	$4,326	$4,693
Percent of sales	24.7%	26.0%

	Year Ended Sept 30,
	2024	2025

GAAP earnings from continuing operations per share	$2.82	$4.03

Amortization of intangibles	1.43	1.35
Restructuring and related costs	0.33	0.23
Acquisition/divestiture fees and related costs	0.26	0.33
Discrete taxes	(0.10)	0.06
Amortization of acquisition-related inventory step-up	0.38	—
Loss on Copeland note receivable	0.38	—
Loss on divestiture of businesses	0.09	—
Gain on subordinated interest	(0.10)	—

Adjusted earnings from continuing operations per share	$5.49	$6.00

[1] Represents interest on the Copeland note receivable

Table 6 cont.

Quarter Ended September 30, 2025
	Pretax Earnings		Income Taxes	Earnings from Cont. Ops.	Non-Controlling Interests[3]	Net Earnings Common Stockholders	Diluted Earnings Per Share
As reported (GAAP)	$796		$160	$636	$—	$636	$1.12
Amortization of intangibles	257	[1]	59	198	—	198	0.35
Restructuring and related costs	81	[2]	19	62	—	62	0.11
Acquisition/divestiture fees and related costs	45		9	36	—	36	0.06
Discrete taxes	—		13	(13)	—	(13)	(0.02)
Adjusted (Non-GAAP)	$1,179		$260	$919	$—	$919	$1.62
Interest expense, net	$92
Adjusted EBITA (Non-GAAP)	$1,271

[1] Amortization of intangibles includes $49 reported in cost of sales.
[2] Restructuring and related costs includes $15 of restructuring-related costs.
[3] Non-Controlling Interests for AspenTech ceased as of March 12, 2025 with the completion of the buy-in.

Year Ended September 30, 2025
	Pretax Earnings		Income Taxes	Earnings from Cont. Ops.	Non-Controlling Interests[3]	Net Earnings Common Stockholders	Diluted Earnings Per Share
As reported (GAAP)	$2,934		$696	$2,238	$(47)	$2,285	$4.03
Amortization of intangibles	1,083	[1]	246	837	73	764	1.35
Restructuring and related costs	162	[2]	29	133	—	133	0.23
Acquisition/divestiture fees and related costs	277		43	234	48	186	0.33
Discrete taxes	—		(36)	36	—	36	0.06
Adjusted (Non-GAAP)	$4,456		$978	$3,478	$74	$3,404	$6.00
Interest expense, net	237
Adjusted EBITA (Non-GAAP)	$4,693

[1] Amortization of intangibles includes $199 reported in cost of sales.
[2] Restructuring and related costs includes $26 of restructuring-related costs.
[3] Represents the non-controlling interest in AspenTech applied to AspenTech's share of each adjustment presented herein and eliminated from Emerson's consolidated results. Non-Controlling Interests for AspenTech ceased as of March 12, 2025 with the completion of the buy-in.

Reconciliations of Non-GAAP Financial Measures & Other	Table 7

Reconciliations of Non-GAAP measures with the most directly comparable GAAP measure (dollars in millions, except per share amounts). See tables 4 through 7 for additional non-GAAP reconciliations.

Q4 FY25 Underlying Sales Change	Reported	(Favorable) / Unfavorable FX	(Acquisitions) / Divestitures	Underlying
Final Control	4%	(1)%	—%	3%
Measurement & Analytical	3%	(1)%	—%	2%
Discrete Automation	5%	(1)%	—%	4%
Safety & Productivity	2%	(1)%	—%	1%
Intelligent Devices	4%	(1)%	—%	3%
Control Systems & Software	7%	(1)%	—%	6%
Test & Measurement	13%	(1)%	—%	12%
Software and Control	9%	(1)%	—%	8%
Emerson	5%	(1)%	—%	4%

Year Ended Sept 30, 2025 Underlying Sales Change	Reported	(Favorable) / Unfavorable FX	(Acquisitions) / Divestitures	Underlying
Final Control	4%	—%	—%	4%
Measurement & Analytical	2%	—%	—%	2%
Discrete Automation	1%	—%	—%	1%
Safety & Productivity	(2)%	(1)%	—%	(3)%
Intelligent Devices	2%	—%	—%	2%
Control Systems & Software	7%	—%	—%	7%
Test & Measurement	2%	(1)%	—%	1%
Software and Control	5%	—%	—%	5%
Emerson	3%	—%	—%	3%

Underlying Growth Guidance	2026 Q1 Guidance	2026 Guidance
Reported (GAAP)	~4%	~5.5%
(Favorable) / Unfavorable FX	~(2) pts	~(1.5) pts
(Acquisitions) / Divestitures	-	-
Underlying (non-GAAP)	~2%	~4%

2024 Q4 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Final Control	$271	23.2%	$22	$12	$305	26.1%
Measurement & Analytical	295	26.4%	12	19	326	29.2%
Discrete Automation	144	22.3%	8	2	154	23.9%
Safety & Productivity	78	22.2%	7	5	90	25.4%
Intelligent Devices	$788	24.0%	$49	$38	$875	26.6%
Control Systems & Software	98	9.8%	126	15	239	24.0%
Test & Measurement	(45)	(12.4)%	141	—	96	26.7%
Software and Control	$53	3.9%	$267	$15	$335	24.7%

2025 Q4 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Final Control	$310	25.6%	$22	$3	$335	27.6%
Measurement & Analytical	317	27.5%	12	19	348	30.2%
Discrete Automation	134	19.9%	8	12	154	22.9%
Safety & Productivity	77	21.0%	7	5	89	24.3%
Intelligent Devices	$838	24.6%	$49	$39	$926	27.2%
Control Systems & Software	181	17.0%	101	9	291	27.3%
Test & Measurement	(4)	(1.1)%	107	13	116	28.5%
Software and Control	$177	12.0%	$208	$22	$407	27.6%

Total Adjusted Segment EBITA	2024 Q4	2025 Q4
Pretax earnings (GAAP)	$679	$796
Margin	14.7%	16.4%
Corporate items and interest expense, net	162	219
Amortization of intangibles	316	257
Restructuring and related costs	53	61
Adjusted segment EBITA (non-GAAP)	$1,210	$1,333
Margin	26.2%	27.5%

2024 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Final Control	$977	23.2%	$87	$17	$1,081	25.7%
Measurement & Analytical	1,056	26.0%	55	26	1,137	28.0%
Discrete Automation	466	18.6%	34	35	535	21.3%
Safety & Productivity	308	22.2%	26	7	341	24.5%
Intelligent Devices	$2,807	23.1%	$202	$85	$3,094	25.4%
Control Systems & Software	572	14.5%	512	23	1,107	28.1%
Test & Measurement	(290)	(19.8)%	560	81	351	24.0%
Software and Control	$282	5.2%	$1,072	$104	$1,458	27.0%

2025 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Final Control	$1,081	24.7%	$86	$9	$1,176	26.9%
Measurement & Analytical	1,112	26.9%	45	25	1,182	28.5%
Discrete Automation	469	18.6%	32	30	531	21.0%
Safety & Productivity	291	21.5%	27	5	323	23.8%
Intelligent Devices	$2,953	23.8%	$190	$69	$3,212	25.9%
Control Systems & Software	895	21.3%	468	25	1,388	33.0%
Test & Measurement	(68)	(4.5)%	425	18	375	25.3%
Software and Control	$827	14.5%	$893	$43	$1,763	31.0%

Total Adjusted Segment EBITA	2024	2025
Pretax earnings (GAAP)	$2,020	$2,934
Margin	11.5%	16.3%
Corporate items and interest expense, net	1,069	846
Amortization of intangibles	1,274	1,083
Restructuring and related costs	189	112
Adjusted segment EBITA (non-GAAP)	$4,552	$4,975
Margin	26.0%	27.6%

Free Cash Flow	2024 Q4	2025 Q4
Operating cash flow (GAAP)	$1,073	$1,011
Capital expenditures	(168)	(168)
Free cash flow (non-GAAP)	$905	$843

Free Cash Flow	FY24	FY25	2026E ($ in billions)
Operating cash flow (GAAP)	$3,317	$3,676	$4.0 - $4.1
Capital expenditures	(419)	(431)	~(0.45)
Free cash flow (non-GAAP)	$2,898	$3,245	$3.5 - $3.6

Note 1: Underlying sales and orders exclude the impact of currency translation and significant acquisitions and divestitures.
Note 2: All fiscal year 2026E figures are approximate, except where range is given.